                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        U.S. GOVERNMENT SECURITIES SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                           [(($10,556))                6
              2 * {  ----------------------------  + 1]  - 1} = 5.89%
                       [((205,587 * 10.576))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

          Ending Value                            Total Return
          ------------                            ------------

          $1,027.60                               $1,027.60 - $1,000
                                                 ----------------------- = 2.76%
                                                         $1,000

     Unit Value Information
     ----------------------

                     Unit
        Date         Value
        ----         -----
     05/01/98       $10.000
     12/31/98        10.576

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            DIVERSIFIED INCOME SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                            [(($4,977))                6
              2 * {  ----------------------------  + 1]  - 1} = 6.43%
                 [((91,191 * 10.314))

Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

          Ending Value                           Total Return
          ------------                           ------------

          $1,001.40                             $1,001.40 - $1,000
                                               --------------------- = .14%
                                                       $1,000

     Unit Value Information
     ----------------------

                     Unit
        Date         Value
        ----         -----
     05/01/98       $10.000
     12/31/98        10.314

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              GROWTH STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

          Ending Value                           Total Return
          ------------                           ------------

          $1,007.40                              $1,007.40 - $1,000
                                                --------------------- = .74%
                                                        $1,000

     Unit Value Information
     ----------------------

                     Unit
        Date         Value
        ----         -----
     05/01/98       $10.000
     12/31/98        10.374

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             ASSET ALLOCATION SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

     Ending Value                                 Total Return
     ------------                                 ------------

     $1,061.50                                   $1,061.50 - $1,000
                                                --------------------- =  6.15%
                                                         $1,000

     Unit Value Information
     ----------------------

                     Unit
        Date         Value
        ----         -----
     05/01/98       $10.000
     12/31/98        10.915

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              GLOBAL GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown on the attached page, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the total return for the one year period are as follows:

          Ending Value                               Total Return
          ------------                               ------------

          $921.90                                    $921.90 - $1,000
                                                    ----------------- = -4.81%
                                                          $1,000

     Unit Value Information
     ----------------------

                     Unit
        Date         Value
        ----         -----
     05/01/98       $10.000
     12/31/98         9.519

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              MONEY MARKET SUBACCOUNT

     The subaccount's standardized yield for the seven day period ended December 31, 1998 was computed by dividing 1 by the unit price for December 24, 1998, then multiplying this by the unit price on December 31, 1998 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1998 was as follows:

     ((1 / 10.256907) x 10.264747) -1 = .000764 - Base Period Return

     .000764 x (365 / 7) = .0399 or 3.99%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1998 was as follows:

                  365/7
     (.000764 + 1)       -1 = .0406 or 4.06%

     Unit Value Information
     ----------------------

                      Unit
        Date          Value
        ----          -----
     05/01/98       $10.256907
     12/31/98        10.264747

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            AGGRESSIVE GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                             Total Return
          ------------                             ------------

          $1,010.60                               $1,010.60 - $1,000
                                                 --------------------- = 1.06%
                                                         $1,000

     Unit Value Information
     ----------------------

                      Unit
       Date           Value
       ----           -----
     05/01/98       $10.000
     12/31/98        10.406

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             GROWTH & INCOME SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                               Total Return
          ------------                               ------------

          $986.40                                    $986.40 - $1,000
                                                    ------------------- = -1.36%
                                                           $1,000

     Unit Value Information
     ----------------------

                     Unit
        Date         Value
        ----         -----
     05/01/98       $10.000
     12/31/98        10.164

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                HIGH YIELD SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                   [          $4,006                   6
              2 * {  ----------------------------  + 1]  - 1} = 8.21%
                   [((64,089 * 9.707))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                          Total Return
          ------------                          ------------

          $940.70                               $940.70 - $1,000
                                               -------------------- =  -5.93%
                                                      $1,000

     Unit Value Information
     ----------------------

                     Unit
       Date          Value
       ----          -----
     05/01/98       $10.000
     12/31/98         9.707

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         GLOBAL ASSET ALLOCATION SUBACCOUNT


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                        Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                            Total Return
          ------------                            ------------

          $1,002.00                               $1,002.00 - $1,000
                                                 --------------------- = .20%
                                                         $1,000

     Unit Value Information
     ----------------------

                     Unit
        Date         Value
        ----         -----
     05/01/98       $10.000
     12/31/98        10.320

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           INTERNATIONAL STOCK SUBACCOUNT


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                               Total Return
          ------------                               ------------

          $951.80                                    $951.80 - $1,000
                                                    ------------------ = -4.82%
                                                          $1,000

     Unit Value Information
     ----------------------

                      Unit
       Date           Value
       ----           -----
     05/01/98       $10.000
     12/31/98         9.818

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               GLOBAL BOND SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1998 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                   [          (1,137)                  6
              2 * {  ----------------------------  + 1]  - 1} = 5.87%
                   [  ((21,430 * 10.974))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                             Total Return
          ------------                             ------------

          $1,067.40                                $1,067.40 - $1,000
                                                  -------------------- = 6.74%
                                                           $1,000

     Unit Value Information
     ----------------------

                      Unit
        Date         Value
        ----         -----
     05/01/98       $10.000
     12/31/98        10.974

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                   VALUE SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                         Total Return
          ------------                         ------------

          $939.80                              $939.80 - $1,000
                                              ------------------- = -6.02%
                                                    $1,000

     Unit Value Information
     ----------------------

                      Unit
       Date           Value
       ----           -----
     05/01/98       $10.000
     12/31/98         9.698

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                 S & P 500 SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                              Total Return
          ------------                              ------------

          $1,066.40                                $1,066.40 - $1,000
                                                   ------------------ = 6.64%
                                                         $1,000

     Unit Value Information
     ----------------------

                      Unit
       Date           Value
       ----           -----
     05/01/98       $10.000
     12/31/98        10.964

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                BLUE CHIP SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                       Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 and the cumulative total return since inception is as follows:

          Ending Value                          Total Return
          ------------                          ------------

          $1,069.80                             $1,069.80 - $1,000
                                               -------------------- = 6.98%
                                                        $1,000

     Unit Value Information
     ----------------------

                      Unit
        Date          Value
        ----          -----
     05/01/98       $10.000
     12/31/98         10.998

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               MID CAP STOCK SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

          Ending Value                           Total Return
          ------------                           ------------

          $933.20                                $933.20 - $1,000
                                                ------------------ = -6.68%
                                                       $1,000

     Unit Value Information
     ----------------------

                      Unit
        Date          Value
        ----          -----
     05/01/98       $10.000
     12/31/98         9.632

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                            LARGE CAP GROWTH SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

          Ending Value                          Total Return
          -------------                         ------------

          $1,146.30                            $1,146.30 - $1,000
                                               -------------------- = 14.63%
                                                       $1,000

     Unit Value Information
     ----------------------

                      Unit
       Date           Value
       ----           -----
     05/01/98       $10.000
     12/31/98        11.763

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              Small Cap Value Subaccount

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested
     Total Return = ---------------------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made May 1, 1998 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1998 is as follows:

          Ending Value                          Total Return
          ------------                          ------------

          $907.30                               $907.30 - $1,000
                                               ------------------- = -9.27%
                                                        $1,000
     Unit Value Information
     ----------------------

                      Unit
        Date          Value
        ----          -----
     05/01/98       $10.000
     12/31/98         9.373